EXHIBIT 10.4


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT ("SECURITY AGREEMENT"), is made and entered into as of March 8, 2005, by and between National Coal Corporation, a Tennessee corporation ("BORROWER") and a wholly-owned subsidiary of National Coal Corp., a Florida corporation ("PARENT"), Borrower being herein referred to as "GRANTOR"), in favor of Crestview Capital Master, LLC, a limited liability company ("CRESTVIEW"), as agent (in such capacity, "AGENT") for itself and the holders party to the Purchase Agreements referred to below (Agent and the holders party to the Purchase Agreements and their respective successors, endorsees, transferees and assigns, collectively "HOLDERS").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Note and Warrant Purchase Agreement between Borrower, Parent and a Holder (as the same may from time to time be amended, modified, or supplemented, each a "PURCHASE AGREEMENT" and collectively, the "PURCHASE AGREEMENTS"), each Holder has agreed to make a loan (collectively, the "SENIOR NOTE LOANS") to Borrower; and

         WHEREAS, each Holder is willing to make a Senior Note Loan but only upon the condition, among others, that Grantor shall have executed and delivered this Security Agreement to Agent for the ratable benefit of the Holders.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Purchase Agreements are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in section 9102(a)(11) of the UCC, comprising any of the Collateral.

         "COLLATERAL" shall have the meaning assigned to such term in SECTION 2 of this Security Agreement.

         "DOCUMENTS"  shall  mean any  "documents,"  as such term is  defined in section 9102(a)(30) of the UCC, comprising any of the Collateral.

         "EQUIPMENT"  shall  mean any  "equipment,"  as such term is  defined in section 9102(a)(33) of the UCC, comprising any of the Collateral.

         "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph, or clause in which the respective word appears.


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         "INSTRUMENTS"  shall mean any  "instrument," as such term is defined in section 9102(a)(47) of the UCC, comprising any of the Collateral, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "LIENS" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "NOTES" means the Senior Secured Promissory Notes, evidencing the Senior Note Loans in the original aggregate principal amount not to exceed
$5,137,726, issued by Grantor to the Holders under the Purchase Agreements entered into contemporaneously with this Agreement or subsequent to the execution of this Agreement with respect to Senior Note Loans made after the date of this Agreement.

         "PERMITTED  LIENS"  shall mean (i) Liens for taxes not yet  delinquent,
(ii) Liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen, (iii) Liens in respect of pledges or deposits under workers' compensation laws or similar legislation.

         "PROCEEDS" shall mean "proceeds" as such term is defined in section 9102(a)(64) of the UCC.

         "PURCHASE AGREEMENT" shall mean a Note and Warrant Purchase Agreement between Grantor, Parent and a Holder (as the same may from time to time be amended, modified, or supplemented), pursuant to which Holder has made a Senior Note Loan to Grantor, which Purchase Agreement was entered into contemporaneously with this Security Agreement or subsequent to the execution of this Security Agreement with respect to Senior Note Loans made after the date of this Security Agreement.

         "SECURED OBLIGATIONS" shall mean (i) all of the unpaid principal amount of, and accrued interest on, the Notes; (ii) all fees and costs owing by Grantor under the Purchase Agreements to Agent or any Holder; and (iii) all other indebtedness, liabilities and obligations of such Grantor to Agent or any Holder, whether now existing or hereafter incurred, created under, arising out of, or in connection with the Purchase Agreements, the Notes or this Security Agreement.

         "SECURITY AGREEMENT" shall mean this Security Agreement, as the same may from time to time be amended, modified, or supplemented and shall refer to this Security Agreement as in effect on the date such reference becomes operative.

         "SENIOR NOTE LOANS" shall mean loans to Grantor in the original aggregate principal amount not to exceed $5,000,000, which loans are made to Grantor pursuant to the Purchase Agreements.

         "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Tennessee; PROVIDED, HOWEVER, in the event that, by reason of


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mandatory  provisions  of  law,  any or all of  the  attachment,  perfection  or priority of Agent's and any Holder's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Tennessee, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, or priority and for purposes of definitions related to such provisions.

         2.       GRANT OF SECURITY INTEREST AND PLEDGE.

                  (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, or otherwise) of all the Secured Obligations and to induce Agent and each Holder to enter into the Purchase Agreement and to make the Senior Note Loans in accordance with the terms thereof, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates, and transfers to Agent for the ratable benefit of Holders, and hereby grants to Agent for the ratable benefit of Holders, a security interest in, all of Grantor's right, title and interest in, to, and under the following (all of which being hereinafter collectively called the "COLLATERAL"):

                           (i)      That certain Highwall Miner  manufactured by
Superior Highwall Miners, NV, with an office at Beckley, West Virginia, Serial No. SHM-37-V/800 together with a SHM Low-profile cutterhead, a 1500 kW generator, a 50kW generator, a generator handling vehicle, five spare pushbeams, and a container with shelving and spare parts for the foregoing; and

                           (ii)     all  Documents,  Chattel  Paper and Proceeds
representing the foregoing and all manufacturer's warranties on, accessions to, substitutions, and replacements for, and rents, profits, and products of each of the foregoing.

         3. RIGHTS OF AGENT AND HOLDERS; LIMITATIONS ON AGENT'S AND HOLDERS' OBLIGATIONS.

                  (a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall observe and perform all the conditions and obligations to be observed and performed by it under any contract to which it may be a party and Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such contract. Neither Agent nor any Holder shall have any obligation or liability under any contract by reason of or arising out of this Security Agreement or the granting to Agent or Holders of a security interest therein or the receipt by Agent or any Holder of any payment relating to any contract pursuant hereto, nor shall Agent or Holders be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.


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                  (b)      If   required   by  Agent  at  any  time  during  the
continuation of any Default or Event of Default, any Proceeds, when first collected by Grantor, received on account of any Collateral, shall be promptly deposited by Grantor in precisely the form received (with all necessary endorsements) in a special bank account to be maintained by Agent for the ratable benefit of Holders subject to withdrawal by Agent for the ratable benefit of Holders only, as hereinafter provided, and until so turned over shall be deemed to be held in trust by Grantor for and as Agent's property for the ratable benefit of Holders and shall not be commingled with Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Agent shall apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of SECTION 8(D) hereof and any part of such funds which Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by Agent to Grantor. If a Default or an Event of Default has occurred and is continuing, at the request of Agent Grantor shall deliver to Agent for the ratable benefit of Holders all original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service that created such Accounts, including, without limitation, all original orders, invoices, and shipping receipts; and, prior to the occurrence of a Default or an Event of Default Grantor shall deliver photocopies thereof to Agent for the ratable benefit of Holders at the Agent's request.

         4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants that:

                  (a) Except for the security interest granted to Agent for the ratable benefit of Holders pursuant to this Security Agreement and other Permitted Liens, Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all Liens. Holders acknowledge the existence of a blanket lien on all assets of Grantor in favor of D.B. Zwirn Special Opportunities Fund, L.P., without Holders agreeing to assign any priority to such lien.

                  (b) No effective security agreement, financing statement, equivalent security or lien instrument, or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Grantor in favor of Agent for the ratable benefit of Holders pursuant to this Security Agreement or such as relate to other Permitted Liens.

                  (c) Upon appropriate financing statements having been filed in the jurisdictions listed on SCHEDULE II hereto, this Security Agreement is effective to create a valid and continuing priority lien on and priority perfected security interest in the Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC, in favor of Agent for the ratable benefit of Holders, prior to all other Liens except Permitted Liens, and is enforceable as such as against creditors of and purchasers from Grantor (other than purchasers of Inventory in the ordinary course of business) and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining a Lien on such real property.


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                  (d)      Grantor's  principal  place of business and the place
where its records concerning the Collateral are kept and the location of the Collateral are set forth on SCHEDULE III hereto, and Grantor will not change such principal place of business or remove such records or change the location of the Collateral unless it has taken such action as is necessary to cause the security interest of Agent for the ratable benefit of Holders in the Collateral to continue to be perfected in accordance with the provisions of SECTION 4(C) hereof. Grantor will not change its principal place of business or the place where its records concerning the Collateral are kept or change the location of the Collateral without giving fifteen (15) days' prior written notice thereof to Agent.

         5. COVENANTS. Grantor covenants and agrees with Agent and Holder that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

                  (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. Grantor shall pay any and all UCC filing fees required by the states of Tennessee and Florida which are required to be paid to file a UCC-1 financing statement. Agent agrees not to require a filing in Florida unless required to perfect its lien in the Collateral on the written advice of counsel. Upon the written request of Agent, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the Liens and security interests granted hereby, transferring Collateral to the Agent's possession (if a security interest in such Collateral can be perfected only by possession) for the ratable benefit of Holders, placing the interest of Agent as lienholder on the certificate of title of any vehicle comprising any of the Collateral. Grantor also hereby authorizes Agent to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law.

                  (b) MAINTENANCE OF RECORDS. Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. If requested by Agent, Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. The security interest of the Agent shall be noted on the certificate of title of each vehicle assigned as Collateral under this Security Agreement. For Agent's and Holder's further security, Grantor agrees that Agent and Holder shall have a special property interest in all of Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuation of any Default or Event of Default, and upon request by Agent, Grantor shall deliver and turn over any such books and records to Agent for the ratable benefit of Holders or to its representatives. Prior to the occurrence of a Default or an Event of Default and upon reasonable notice from Agent, Grantor shall permit any representative of Agent reasonable access to inspect such books and records and will provide photocopies thereof to Agent.

                  (c) INDEMNIFICATION. In any suit, proceeding, or action brought by Agent or any Holder, or against Agent or any Holder by a third party, relating to or arising from any of the Collateral, Grantor will save, indemnify, and keep Agent and each Holder harmless from and against all expense, loss, or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder, arising out of a breach


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by Grantor of any obligation  thereunder or arising out of any other  agreement, indebtedness, or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, and all such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Agent or any Holder.

                  (d) COMPLIANCE WITH LAWS. Grantor will comply, in all material respects, with all acts, rules, regulations, orders, decrees, and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of Grantor's business; PROVIDED, HOWEVER, that Grantor may contest any act, regulation, order, decree, or direction in any reasonable manner that shall not in the reasonable opinion of Agent adversely affect Agent's or any Holder's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

                  (e) LIMITATION ON LIENS ON COLLATERAL. Grantor will not create, permit, or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title, and interest of Agent and Holders in and to any of Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (f) FURTHER IDENTIFICATION OF COLLATERAL. Grantor will if so requested by Agent furnish to Agent for the ratable benefit of Holders, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in reasonable detail.

                  (g) MAINTENANCE OF EQUIPMENT. Grantor will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by Grantor on a basis consistent with past practices, and Grantor will provide all maintenance and service and all repairs necessary for such purpose.

                  (h) CONTINUOUS PERFECTION. Grantor will not change its name, identity, or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9507 of the UCC (or any other then applicable provision of the UCC) unless Grantor shall have given Agent at least fifteen (15) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Agent to amend such financing statement or continuation statement so that it is not seriously misleading.

         6.       AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  (a) Grantor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing,


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hereby gives Agent the power and right, on behalf of Grantor,  without notice to or assent by Grantor to do the following:

                           (i)      to ask, demand,  collect,  receive, and give
acquittances and receipts for any and all moneys due and to become due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                           (ii)     to pay or discharge taxes,  Liens,  security
interests, or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                           (iii)    (A) to  direct  any  party  liable  for  any
payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Agent for the ratable benefit of Holders or as Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against such Grantor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Grantor's expense, at any time, or from time to time, all acts and things that Agent reasonably deems necessary to protect, preserve, or realize upon the Collateral and Agent's and Holders' Lien therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

                  (b) Agent agrees that, except upon the occurrence and during the continuation of a Default or an Event of Default, it shall forebear from exercising the power of attorney or any rights granted to Agent for the ratable benefit of Holders pursuant to this SECTION 6. Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this SECTION 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

                  (c) The powers conferred on Agent for the ratable benefit of Holders hereunder are solely to protect Agent's and Holders' interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Agent shall be accountable only for


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amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, or agents shall be responsible to Grantor or Parent for any act or failure to act, except for its own gross negligence or willful misconduct.

                  (d) Grantor also authorizes Agent, at any time and from time to time upon the occurrence and during the continuation of any Default or Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title, and interest of Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in SECTION 8 hereof, any endorsements, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

         7. PERFORMANCE BY AGENT OF GRANTOR'S OBLIGATIONS. If Grantor fails to perform or comply with any of its agreements contained herein and Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Senior Note Loans, shall be payable by Grantor to Agent for the ratable benefit of Holders on demand and shall constitute Secured Obligations secured hereby.

         8.       REMEDIES, RIGHTS UPON DEFAULT.

                  (a) If any Default or Event of Default shall occur and be continuing, the Agent shall, at the request of Holders holding sixty percent (60%) or more of the then outstanding Secured Obligations, exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other person (all and each of which demands, advertisements, and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver such Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of such Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places that Agent shall reasonably select, whether at Grantor's premises or elsewhere. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, or sale, as provided in SECTION 8(D) hereof, Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Agent of any other amount required by any provision of law, including section 9615(a)(3) of the UCC, need Agent account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Agent and Holders arising out of the repossession, retention, or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Agent or any Holder. Grantor agrees that Agent need not give more than twenty (20) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Grantor at its address referred to in
SECTION 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent and Holders are entitled, Grantor also being liable for the fees of any attorneys employed by Agent and Holders to collect such deficiency.

                  (b) Grantor also agrees to pay all costs of Agent and Holders, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                  (c) Grantor hereby waives presentment, demand, protest, or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

                  (d) The Proceeds of any sale, disposition, or other realization upon all or any part of the Collateral shall be distributed by Agent in the following order: first to payment in full of the costs and expenses of the Agent in connection with the performance of its obligations under this Agreement, second to payment of all the Secured Obligations and then to pay to the Grantor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

         9.       Intentionally Omitted.

         10. APPOINTMENT OF AGENT; LIMITATION ON AGENT'S DUTY IN RESPECT OF COLLATERAL. Agent, or any successor thereof, has been appointed as Agent hereunder by Holders under, and shall be entitled to the benefits of, the Purchase Agreements. Agent shall be obligated and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Security Agreement and the Purchase Agreements, and Holders shall be bound thereby. Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Furthermore, neither Agent nor any of its officers, directors, agents, or employees shall be liable for any action taken or omitted by any of them hereunder or any other Transaction Document or in connection herewith or therewith, unless caused by it or their gross negligence or willful misconduct. Upon request of Grantor, Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

         11. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors, or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored, or returned.

         12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy, and confirmed by telecopy answerback addressed as follows:

                  (a)      If to Agent, at:

                           Crestview Capital Master, LLC
                           c/o Crestview Capital
                           95 Revere Drive, Suite A
                           Northbrook, IL  60062
                           Facsimile Number: (847) 559-5807

                           With copies to:
                           Feldman Weinstein LLP
                           420 Lexington Avenue, Suite 2620
                           New York, NY 10170
                           Attn: Joseph Smith
                           Facsimile Number: (212) 997-4242

                  (b) If to Grantor, at its principal business address specified on SCHEDULE III hereto

                           With a copy to:

                           Stubbs Alderton & Markiles, LLP
                           15821 Ventura Boulevard, Suite 525
                           Encino, California 91436
                           Attn:  John McIlvery
                           Facsimile Number: (818) 474-8602

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied, and confirmed by telecopy answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication.

         13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. NO WAIVER; CUMULATIVE REMEDIES. Neither Agent nor any Holder shall by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent, and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent, any right, power, or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified, or amended except by an instrument in writing, duly executed by Agent and, where applicable by the Grantor.

         15.      SUCCESSORS AND ASSIGNS; GOVERNING LAW.

                  (a) This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Agent hereunder, inure to the benefit of Agent, Holders, all future holders of the Notes and their respective successors and assigns. No sales of participations, other sales, assignments, transfers, or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Agent for the ratable benefit of Holders, hereunder.

                  (b) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS.

         16.      Intentionally Omitted.

         17. FURTHER INDEMNIFICATION. Grantor agrees to pay, and to save Agent and Holder harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales, or other similar taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

         18. WAIVER OF JURY TRIAL. Grantor waives all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder, or under the Purchase Agreements, or relating to each of the foregoing.

         19. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         20. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                        NATIONAL COAL CORPORATION,
                                        a Tennessee corporation

                                        By:         /S/ JON E. NIX
                                                 -------------------------------

                                        Name:       JON E. NIX
                                                 -------------------------------

                                        Title:      CHIEF EXECUTIVE OFFICER



Accepted and acknowledged as Agent for the ratable benefit of Holders by:


       /S/ ROBERT HOYT
-----------------------------
Crestview Capital Master, LLC

                                   SCHEDULE I

                                 PERMITTED LIENS



                                      NONE

                                   SCHEDULE II

                                     FILINGS

GRANTOR                           JURISDICTION                 FILING OFFICE
-------                           ------------                 -------------


National Coal Corporation           Tennessee                 Secretary of State

                                  SCHEDULE III

                               LOCATION OF RECORDS
                             AND CERTAIN COLLATERAL



National Coal Corporation
319 Ebenezer Road
Knoxville, TN 37923